UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2023

OneMeta Inc.

(Exact name of registrant as specified in its charter)

Nevada	20-5150818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 South 400 East, Suite 200, Bountiful, UT 84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	775-464-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On February 1, 2022, WebSafety, Inc., predecessor to OneMeta Inc. (the “Company”) entered into a one-year consulting agreement (the “Consulting Agreement”) with Falcon 999, Inc., a Nevada corporation (“Falcon 999”). Falcon 999 is controlled and managed by Kerry Kennedy. The Consulting Agreement specified that Falcon 999 was to locate suitable business acquisition candidates for the Company as well as advise on the creation of marketing materials, presentation of corporate materials and for corporate communications; however, Falcon 999 did not deliver services under the Consulting Agreement other than efforts to locate suitable business acquisition candidates. Falcon 999 did not locate any suitable acquisition candidates and these services were no longer needed after the Company acquired Metalanguage on August 2, 2022. The Consulting Agreement expired on January 31, 2023.

On September 5, 2023, certain officers and directors of the Company were informed that Mr. Kennedy had been charged by the SEC in November 2004 for fraudulent stock promotion and that Mr. Kennedy was issued a penny stock bar by the U.S. District Court for the Middle District of Florida (for further details, see litigation release: https://www.sec.gov/litigation/litreleases/lr-20572) in April 2008. The Company has not had any agreement with Falcon 999 or Mr. Kennedy since the Falcon 999 Consulting Agreement expired on January 31, 2023. The Company is unaware of any fraudulent or misleading activities undertaken by Mr. Kennedy with respect to the Company’s stock.

The expired Consulting Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Consulting agreement dated February 1, 2022, between WebSafety, Inc. and Falcon 999.
99.2	Litigation Release, https://www.sec.gov/litigation/litreleases/lr-20572
104	CoverPage Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMETA INC.

Date: September 25, 2023	By:	/s/ Rowland Day
Rowland Day
President